UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

REDWOOD TRUST, INC.
_______________________________________________________________________________________________
(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No Fee Required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
_______________________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
_______________________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
_______________________________________________________________________________________________
(5) Total fee paid:
_______________________________________________________________________________________________

☐ Fee paid previously with preliminary materials:
_______________________________________________________________________________________________

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
_______________________________________________________________________________________________
	(2)	Form, Schedule or Registration Statement No.:
_______________________________________________________________________________________________
	(3)	Filing Party:
_______________________________________________________________________________________________
	(4)	Date Filed:
_______________________________________________________________________________________________

Redwood Trust, Inc. sent the following letter to some of its stockholders on March 24, 2008.

One Belvedere Place Suite 300 Mill Valley, CA 94941 Phone 415.389.7373 Fax 415.381.1773

March 24, 2008

Dear Fellow Shareholders:

We have set May 22, 2008 as the date for the Redwood Trust annual meeting of shareholders. A number of matters important to the long-term future of Redwood Trust will be presented to shareholders for a vote at the meeting. We will provide you in advance of the meeting with a proxy statement containing information about those important matters.

Only shareholders of record on March 31, 2008, the record date for the annual meeting, will be entitled to vote at the meeting. We are writing to let you know that if you hold Redwood Trust shares in a margin account on the record date, or if you loaned your Redwood Trust shares pursuant to a borrowing arrangement in effect on the record date, it is likely that you may be unable to vote those shares at the annual meeting. Generally, if shares are borrowed by another party on the record date, the borrower of the shares will have the right to vote the shares at the annual meeting, and you will not.

We want all of your votes to be counted at the annual meeting. We urge you to preserve your right to vote by taking the necessary steps in the upcoming days to ensure that you are entitled to vote your shares on the record date of March 31, 2008.

We thank you for your continued support.

Sincerely,
George E. Bull, lll
Chairman and CEO

Additional Information: This letter has been prepared and mailed by Redwood Trust, Inc. Redwood Trust will file a preliminary and definitive proxy statement with the Securities and Exchange Commission. Information concerning the participants in the proxy solicitation will be set forth in the proxy statement. Redwood Trust shareholders are urged to read the definitive proxy statement when it becomes available because it will contain important information. Shareholders may obtain, free of charge, a copy of the definitive proxy statement, when it is available, and other documents filed by Redwood Trust with the Securities and Exchange Commission at the Securities and Exchange Commission’s website, www.sec.gov. Documents filed with the Securities and Exchange Commission by Redwood Trust will be available free of charge from Redwood Trust.